April 29, 2024
METROPOLITAN LIFE SEPARATE ACCOUNT E
VESTMET
Group and Individual Annuity Contracts
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This prospectus describes individual and group flexible premium VestMet contracts (the “Contracts”) issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company (“MetLife,” the “Company,” “we” or “us”). The Contracts are no longer offered for purchase, but continue to accept purchase payments from existing Contract owners.
There are variations of the VestMet Contract described in this prospectus. There are three versions of the Contract referred to as the Variable Retirement Account 1 ("VAR 1"), Variable Retirement Account 2 ("VAR 2") and Variable Retirement Account 3 ("VAR 3," and together with VAR 1 and VAR 2, the "VAR Contracts"). There is also a version of the Contract referred to as an "Enhanced Contract." Unless otherwise noted, the term "Contracts" includes VAR Contracts and Enhanced Contracts.
You decide where your purchase payments are directed. The choices depend on what is available under your Contract and may include the Fixed Interest Account, and through Metropolitan Life Separate Account E, the Portfolios you select. Not all Portfolios are available under all Contracts and you should refer to your Contract and other information provided to you for a list of available Portfolios.
This prospectus sets forth the information that you should know before investing in the Contract. This prospectus should be kept for future reference. You can receive additional information about your Contract by requesting a Statement of Additional Information (“SAI”).
We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this Prospectus. To request a copy or ask questions, write to us at your Designated Office, call 1-800-560-5001, or access the SEC’s website (http://www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov .
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Interests in the Separate Account, the Portfolios and the Fixed Interest Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Contracts are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this prospectus, supplements to the Prospectus, prospectus summaries or any supplemental sales material we authorize.
The date of this Prospectus is April 29, 2024

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals
If you withdraw money from the Contract before 8 years following your contract effective date, you may be assessed a Withdrawal
Charge (sometimes referred to herein as a “surrender charge”) of up to 7% of the amount withdrawn. This Withdrawal Charge doesn't apply to the Enhanced Contracts or the VAR Contracts and is
currently being waived for all other Contracts.
For example, if you make an early withdrawal, you could pay a
Withdrawal Charge of up to $7,000 on a $100,000 withdrawal.
Fees
Transaction Charges
There are no transaction charges, other than the VAR Contracts, which may have assessed a charge for certain transactions, such as when you make a purchase payment, assign a portion of your
contract, receive an income payment or make a withdrawal. All of these charges are currently being waived.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.03%(1)	1.58%(1)
	Investment options (Portfolio fees and expenses)	0.28%(2)	0.76%(2)
(1)
As a percentage of your Account Balance in the Separate
Account. The Base Contract Fee includes 0.08% for the Annual
Contract Charge. Once each calendar year, we will deduct a $15
Annual Contract Charge from your Separate Account Balance
and a $15 Annual Contract Charge from your Fixed Interest
Account (other than for the VAR contracts). In addition, if your entire Account Balance is withdrawn to make payment to you
or to another funding vehicle, the amount withdrawn will be
reduced by the amount of any unpaid Annual Contract Charge
before we make a payment. The Annual Contract Charge
deduction from the Separate Account will be divided equally
among the Divisions in which you are participating when the
deduction is made. The Annual Contract Charge will be
prorated for each month, or part of a month, in which you have an Account Balance. For certain Enhanced Contracts, the
Employer may pay all or part of the Annual Contract Charge.
The administrative fees for the VAR Contracts are currently
waived. If not waived, the administrative fees would be $2.00 per month for VAR 2 contracts and $6.00 per year for VAR 3
contracts.
(2)
As a percentage of Portfolio assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs, if we were not waiving surrender charges.

	FEES AND EXPENSES		LOCATION IN PROSPECTUS
	Lowest Annual Cost:	Highest Annual Cost:
	$1,712	$2,108
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Portfolio fees and expenses
●No optional benefits available
●No additional purchase
payments, transfers or
withdrawals
Assumes: ●Investment of $100,000 ●5% annual appreciation ●Most expensive combination of Portfolio fees and expenses ●No additional purchase payments, transfers or withdrawals
	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●We are waiving all surrender charges. If we were to stop waiving surrender charges, such charges would reduce the value of your
Contract if you withdraw money during an applicable surrender charge period.
●The benefits of tax deferral mean that the Contract is more beneficial to investors with a long time horizon.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
●Each investment option (including any Fixed Interest Account investment option) will have its own unique risks.
●You should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Risk of Contract Termination	Subject to certain limitations, if your Account Balance falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.		Principal Risks of Investing in the Contract
Insurance Company Risks
Contracts are subject to the risks related to MetLife, including any obligations (including under any Fixed Interest Account investment options), guarantees, and benefits, including any death benefit, of the Contract that are subject to the claims-paying ability of MetLife.
If MetLife experiences financial distress, it may not be able to meet its obligations to you. More information about the Company,
including its financial strength ratings, is available by visiting
www.metlife.com.
Principal Risks of Investing in the Contract
	RESTRICTIONS		LOCATION IN PROSPECTUS
Investments
Withdrawals or transfers must be at least $250 (or the entire balance in a Division, if less). You may make 12 transfers each calendar year (including transfers from the Fixed Interest Account to the Separate Account). We reserve the right to add, remove or substitute Portfolios. The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Withdrawals and Transfers

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
●You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
●There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59  1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Other Information - Distribution of the Contracts
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing
Contract.
Other Information - Distribution of the Contracts
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is designed to provide long-term accumulation of assets through investments in one or more investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries and favorable tax treatment of insurance proceeds.
This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract, like all deferred annuity contracts, has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase (Annuity Period).
1)
Accumulation (Pay-in) Phase
To help you accumulate assets, You can invest your purchase payments in:
●
One or more Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
●
a Fixed Interest Account option (except for the VAR Contracts), which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its fund type, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.

2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the standard death benefit) terminate upon annuitization.
Contract Features
The Contract provides for variable annuity payments that begin at the maturity date specified in the Contract, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Portfolio(s).
Buying the Contract. The Contract is no longer available for sale; however, MetLife will continue to accept additional payments for the Contracts.
Purchase Payments. Your purchase payments will be invested in the investment options that you choose. Premium payments received before the close of the NYSE (typically 4:00 PM EST), will be credited that day. If we receive your purchase payment after the close of the NYSE, your payment will be applied on the next business day.
Making Withdrawals: Accessing the Money in Your Contract. Before annuitization you can send us a written request to fully or partially surrender your Contract value. Federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See “Taxes”.) A Withdrawal Charge will apply to certain full and partial surrenders. You may also have to pay income taxes, including a tax penalty if you are younger than age 59 1∕2. In any Contract year, you may surrender an amount without our deducting a Withdrawal Charge (the “free withdrawal amount”). The free withdrawal amount is 10% of Contract value on the date of the surrender.
MetLife is currently waiving any early withdrawal or transaction charge that would otherwise be payable on account of any contract withdrawal or transfer, either from the Fixed Interest Account or the Separate Account.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Payments upon Death. Accumulation (pay-in) phase. Your Contract includes a basic death benefit for no additional charge. The basic death benefit is equal to the greater of the value of your Account Balance or the total of all purchase payments you have made less any partial withdrawals. The value of the basic death benefit may increase (if you make additional purchase payments or your investment performs well) or decrease (if you take withdrawals or your investment options perform poorly). This benefit terminates upon full surrender or annuitization of the Contract. Income (pay-out) phase. The amount payable upon your death is based on the payout option you select (e.g., income for a guaranteed period or lifetime payments).
FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge (as a percentage of the amount withdrawn)(1)	7%
Sales Load imposed on purchase payments(2)	8.5%
Premium Tax Charges(3)	3.50%
(1)
MetLife currently waives any early withdrawal charge that would otherwise be payable on account of any contract withdrawal or transfer, either from the Fixed Interest Account or the Separate Account. If the withdrawal charge were imposed, under certain circumstances, the Withdrawal Charge, termed the early withdrawal charge in this Prospectus, does not apply to 10% of the Account Balance and in certain other situations. There is no Withdrawal Charge imposed under Enhanced Contracts or under the VAR contracts. The charge shown is the maximum charge that may be imposed if the charge was not waived. The Var 3 contracts also may impose up to a $1.00 fee on any purchase payment, up to a $2.00 fee for each withdrawal and up to a $5.00 fee for a partial exchange; however all of these fees are currently waived.
(2)
This charge is currently waived. This charge only applies to VAR contracts. The charge shown is the maximum charge that may be imposed if the charge was not waived.
(3)
Premium taxes, if applicable, depend on the Contract you purchased and your home state or jurisdiction and range from 0 to 3.50% of Account Value (or, if applicable, purchase payments).
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including Portfolio Company fees and expenses.
Annual Contract Expenses
Administrative Expenses(1)	$30
Base Contract Expenses (as a percentage of average daily account balance)	1.50%
1
The administrative expenses are referred to as the Annual Contract Charge in this Prospectus. Once each calendar year, we will deduct a $15 Annual Contract Charge from your Separate Account Balance and a $15 Annual Contract Charge from your Fixed Interest Account (other than for the VAR contracts). In addition, if your entire Account Balance is withdrawn to make payment to you or to another funding vehicle, the amount withdrawn will be reduced by the amount of any unpaid Annual Contract Charge before we make a payment. The Annual Contract Charge deduction from the Separate Account will be divided equally among the Divisions in which you are participating when the deduction is made. The Annual Contract Charge will be prorated for each month, or part of a month, in which you have an Account Balance. We may change the Annual Contract Charge upon 90 days prior to notice to you. For certain Enhanced Contracts, the Employer may pay all or part of the Annual Contract Charge. The administrative fees for the VAR Contracts are currently waived. If not waived, the administrative fees would be $2.00 per month for VAR 2 contracts and $6.00 per year for VAR 3 contracts.

The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses
	Minimum	Maximum
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.76%
Examples
The examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Operating Expenses. The Examples do not include Withdrawal Charges because they are currently being waived. If Withdrawal Charges were not being waived, certain annual expenses would be higher.
The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the Minimum or Maximum Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$2,010	$6,213	$10,671	$23,035
Minimum	$1,530	$4,752	$8,201	$17,926

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,010	$6,213	$10,671	$23,035
Minimum	$1,530	$4,752	$8,201	$17,926
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge (assuming we are no longer waiving such charges) and/or income taxes, including a tax penalty if you are younger than age 59 1∕2.

Withdrawal Charges may apply if you withdraw money before 8 years following your Contract effective date. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including, if applicable, under the Fixed Interest Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolios You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Contract Termination. If your Account Balance falls below the minimum Account Balance or is not sufficient to pay the contract charges, we may terminate your contract.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including, if applicable, under the Fixed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Internal Revenue Code (“Code”) relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult their own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Pandemics and Other Public Health Issues and Other Events. Pandemics and other public health issues or other events, and governmental, business, and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, hail, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions, and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate

Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as the death benefit and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under the Contract’s death benefit that exceeds Contract Value is also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a commodity pool operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
THE DIVISIONS OF THE SEPARATE ACCOUNT
You choose the Divisions to which you allocate your purchase payments subject to availability under your Contract. From time to time we may make new Divisions available. Each Division of the Separate Account invests in a Portfolio. You do not invest directly in the Portfolio.
Each Portfolio is a portfolio of an open-end management investment company that is registered with the SEC under the 1940 Act. These portfolios are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Portfolio.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.
In this regard, the profit distributions we receive from an investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios subadvised by certain subadvisers than those that are not, we may be more inclined to offer Portfolios subadvised by subadvisers that make payments to us. For additional information on these arrangements, see “Payments We Receive.” We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Portfolio they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract value of your Contract resulting from the performance of the Divisions of the Portfolios you have chosen.
If investment in the Portfolios or a particular Portfolio is no longer possible and, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute a Portfolio or Portfolios without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the SEC and the New York Department of Financial Services.
Furthermore, we may close Portfolios to allocations of purchase payments, Contract value, or both, at any time in our sole discretion.
Payments We Receive. As described above, an investment adviser or subadviser of a Portfolio or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary with respect to the Portfolio. The Company and its affiliates may profit from these payments.
These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
As of December 31, 2023, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II, whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the

Contract owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, MetLife Investors Distribution Company ("MLIDC"). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment advisers and its fees. You may obtain a Portfolio prospectus by going on line to metlife/tahd/MET000205, calling 1-800-560-5001 or through your financial representative. We do not guarantee the investment results of the Portfolios.
Each Portfolio’s fees and expenses is contained in the prospectus for that Portfolio. Current prospectuses for the Portfolios can be obtained by calling 1-800-560-5001. Please read the prospectuses carefully before making your allocations to the Divisions.
Information regarding the Portfolio investments available under your Contract, including each Portfolio's (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this Prospectus.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-04001 relating to class ID#C000003505 filed by the Separate Account with the SEC on March 28, 2024.
THE CONTRACTS DESCRIBED IN THIS PROSPECTUS
What are the Contracts?
The Contracts are variable annuity contracts issued by MetLife. The term “Contracts” also includes certificates issued under certain group arrangements. “You” as used in this Prospectus means the participant for whom money is invested in a Contract. Under the Contracts issued for Keogh and Public Employee Deferred Compensation Plans, the trustee or the employer retains all rights to control the money under the Contract. For these Contracts, where we refer to giving instructions or making payments to us, “you” means such trustee or employer. For those Public Employee Deferred Compensation Plans where the Contract allows the participant to choose among investment options, where we refer to giving instructions as to investment options for those contracts, “you” means such participant.
The Contracts may offer you the choice of an account which pays interest guaranteed by MetLife (the “Fixed Interest Account”) or an account offering a range of investment choices where performance is not guaranteed (not all investment choices are available under all contracts and the VAR contracts offer only the Brighthouse/Wellington Large Cap Research Portfolio). The Contracts are called “annuities” because they offer a variety of payment options, including guaranteed income for life. The Contracts are no longer currently offered for purchase.
Each of the Contracts, except for the VAR contracts, offers the Fixed Interest Account, which is an account under which we guarantee specified interest rates for specified periods. Because of exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered under the Securities Act of 1933 (the “1933 Act”), and neither the Fixed Interest Account nor our general account has been registered as an investment company under the 1940 Act. The Fixed Interest Account and our general account are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Each Contract also offers investment options under which values can go up or down based on investment performance. This Prospectus describes only the investment options (available through a “Separate Account” as distinct from the Fixed Interest Account). Your Contract is subject to various charges.
Any questions you have about Your Contract should be directed to your Designated Office or you may call us at 1-800-560-5001.
Might the Contracts be affected by your retirement plan?
Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan which may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income options. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under what circumstances this is the case. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.
PURCHASE PAYMENTS
Are there special rules concerning purchase payments and other administrative details that you should know?
All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to your “Designated Office.” Your Designated Office varies based on the type of service request or transaction that you are making. The most recent correspondence or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information. All checks should be payable to ‘‘MetLife.”
You may also make certain requests by telephone, facsimile (also referred to as “fax”), email, or Internet (some transactions require specific forms). We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone requests, and providing written confirmation of the transaction, in order to confirm that requests communicated by telephone, fax, email, Internet or other means are genuine. Any telephone, fax, email or Internet requests reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that requests communicated by telephone, fax, email or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. We may suspend or eliminate telephone, email or Internet privileges at any time for all or any transaction types, without prior notice. We reserve the right not to accept requests for transactions by fax. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action
In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Contracts, your employer, the trustee of the Keogh plan (if an allocated Contract) or the group of which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.
For IRA and Non-Qualified Contracts, your purchase payments may also be made “automatically” through a procedure that we call “check-o-matic.” With “check-o-matic,” your bank deducts monies from your bank checking account and makes the purchase payment for you.
Purchase payments, including check-o-matic payments, are effective and valued as of 4:00 p.m., Eastern Time on the day we receive them at your Designated Office, except (1) when they are received on a day when the accumulation unit value (which will be discussed later in this Prospectus) is not calculated or (2) when they are received after 4:00 p.m., Eastern Time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.
We will not issue the TSA Deferred Annuity to You if You are age 80 or older or younger than age 18. For SEPs and SIMPLE IRA Deferred Annuities, the minimum issue age is 21. We will not accept your purchase payments if You are age 90 or older.
How small or large can your purchase payment be?
The minimum purchase payment is $25 if you make your payments on a pre-arranged monthly basis or $300 a year ($200 for TSA Contracts). We can change our minimum at any time, but we will tell you in writing at least 90 days in advance if you have an IRA, SEP or Non-Qualified Contract. Maximum purchase payments are $500,000 per month. Your purchase payments may also be limited by the federal tax laws.
How are purchase payments allocated?
You decide how a purchase payment is allocated among the Fixed Interest Account (if available) and the investment divisions of the Separate Account available to your Contract.
Changes of allocation for new purchase payments will be made upon receipt of your notification to us of the changes except for Keogh, PEDC and TSA Contracts, where the change will be made within seven business days. You may also specify a day, as long as it is within 30 days after we receive the request. Allocation of all purchase payments must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1∕3% of your purchase payment to any Division.
Are there any limits on subsequent purchase payments?
You may generally make purchase payments at any time before the date income payments begin for Non-Qualified, TSA, PEDC and Keogh Contracts. You may generally make purchase payments at any time before the end of the tax year in which you reach 69 1∕2 and before the date income payments begin for IRA and SEP Contracts. We may refuse to accept subsequent purchase payments (other than for VAR contracts) if your Account Balance is less than $800 and we have not received a purchase payment for you over 48 consecutive months. Purchase payments may be limited by the tax laws.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
What is an accumulation unit value?
We hold money in each investment division of the Separate Account in the form of “accumulation units.” When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units purchased is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.
How is an accumulation unit value calculated?
We calculate the value of accumulation units once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an accumulation unit and the next accumulation unit calculation the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The value of accumulation units can go up or down and is derived from the investment performance of each of the portfolios. If the investment performance, after payment of Separate Account expenses, is positive, accumulation unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses, is negative, they will go down.
We use the term “experience factor” to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period as follows: We take the net asset value per share of the underlying portfolio, add the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtract any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a percentage that reflects investment performance. We then subtract a charge not to exceed 0.000025905 (an effective annual rate of 0.95%) for Enhanced Contracts and a charge not to exceed 0.000040792 (an effective annual rate of 1.5%) for the other Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risks we assume under the Contracts.
To calculate an accumulation unit value we multiply the experience factor for the period since the last calculation by the last previously calculated accumulation unit value. We then add this to the prior accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 0.05, the new accumulation unit value is $12.60 ($12.00 x 0.05 = $0.60; $0.60 + $12.00 = $12.60). On the other hand, if the experience factor was -0.05, the new accumulation unit value is $11.40 ($12.00 x (0.05)) = $(0.60); $12.00 - $0.60 = $11.40).

WITHDRAWALS AND TRANSFERS
Can you make withdrawals and transfers?
Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Separate Account. (Because VAR Contracts only offer one investment option, transfers are not available.)
Withdrawals or transfers must be at least $250 (or the entire balance in an investment division, if less). You may make up to 12 transfers each calendar year (including transfers from the Fixed Interest Account to the Separate Account). Your request must tell us the percentage or dollar amount to be withdrawn or transferred. All amounts requested as a transfer or withdrawal requests must be in whole dollar amounts or in full percentages. For example, you may not request a withdrawal of 33 1∕3% of your account balance from any Division.
Unless you instruct us otherwise, withdrawals will be taken in the same percentage as your account balance is allocated among the investment options.
When will we make withdrawals or transfers?
Generally, as of the end of the Valuation Period during which we receive your request at your Designated Office. We will make it as of a later date if you request, but not more than 180 days later. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased. Withdrawals to pay annual Contract charges or if we cancel your Contract will be made as of the end of the Valuation Period we determine.
Will we make payments directly to other investments on a tax-free basis?
Generally yes, if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.
What restrictions apply to transfers generally?
Restrictions on Frequent Transfers. Frequent requests from Contract owners to transfer Contract value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high- yield Portfolios ("Monitored Portfolios"). We monitor transfer activity in those Monitored Portfolios. There are no Monitored Portfolios offered under the Contracts.
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Eastern Time. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Contract owner to engage in frequent transfers; We apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of an individual Contract owner, and to execute instructions from the Portfolio to restrict or prohibit further purchase payments or transfers by specific Contract owners who violate the frequent transfer policies established by the Portfolio.
In addition, Contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract owners of variable insurance Contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Eastern Time. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
You can transfer among the Divisions as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed.
What restrictions apply to Texas Optional Retirement Program participants?
If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment, as well as a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with applicable law.
What restrictions apply to TSA Contracts?
As required by the Code, certain withdrawals from the Contracts before age 59 1∕2 are prohibited.
Can you make withdrawals and transfers by telephone?
Yes. You can make withdrawal and transfer requests by calling 1-800-560-5001 unless prohibited by state law. Except for the Keogh Contracts, if we agree, you may also authorize your sales representative to make a transfer request on a form we will supply to you on your behalf by telephone. Telephone withdrawals are permitted under IRA, SEP and Non-Qualified Contracts only. Whether you have your sales representative make transfer requests or you make the withdrawal or transfer requests by telephone yourself, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make transfers or withdrawals from both your Fixed Interest (if available) and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls requesting a transfer or withdrawal will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transfer or withdrawal. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to your Designated Office.
If you revoke a previously requested withdrawal, the withdrawn amount will be allocated back to your contract using your current allocation on file. You bear the risk of any loss of investment opportunity for the withdrawn amount while it is not allocated to either the Fixed Interest Account or Separate Account.
DEDUCTIONS AND CHARGES
Are there annual Contract charges?
The Separate Account Annual Contract Charge is $15 a calendar year. It is divided equally among the investment divisions in which you have money invested at the time we take the charge. The Fixed Interest Account Annual Contract Charge is $15 a calendar year. The VAR Contract annual administration charges are currently waived. (We will prorate our charge if you do not have an Account Balance during the entire year.) This charge covers our administrative costs, which include preparation of Contracts, review of applications and recordkeeping. Your employer may pay all or part of this charge for certain Enhanced Contracts. If you request a total withdrawal, we will deduct unpaid Annual Contract Charges before making the withdrawal.
We may change our charge with 90 days’ notice to you if you have an IRA, SEP or Non-Qualified Contract. For TSA, PEDC or Keogh Contracts, we may only change the charge on the Contract anniversary date with 90 days’ notice. It may never exceed $50 per year for Contracts issued in Pennsylvania and $30 per year for Contracts issued in South Carolina.
What are charges for general administrative expenses and mortality and expense risks and how much are they?
The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. We would then be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.
These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See “How is an accumulation unit value calculated?” above.)
As a result of reduced administrative expenses associated with Enhanced Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 0.95% of the average value of the assets in each investment division. Of this charge, we estimate that 0.20% is for administrative expenses and 0.75% is for mortality and expense risks.

For VAR Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.00% of the average value of the assets in each investment division. Of this charge, we estimate that 0.50% is for administrative expenses and 0.50% is for mortality and expense risks.
For other Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.5% of the average value of the assets in each investment division. Of this charge, we estimate that 0.75% is for administrative expenses and 0.75% is for mortality and expense risks.
Are there deductions for annuity taxes and when are they paid?
Some jurisdictions tax what is called “annuity considerations”. These may include purchase payments, account balances and death benefits. We currently do not deduct any monies from purchase payments, account balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only where you purchase an income annuity. Premium taxes, if applicable, depend on the Contract You purchased and your home state or jurisdiction and range from 0 to 3.50% of Contract Value (or, if applicable, purchase payments). We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
DEATH BENEFIT
What is the death benefit?
The death benefit is designed to protect your beneficiary(ies) by guaranteeing that upon your death, during the accumulation phase of the Contract, they will receive the greater of the value of your Account Balance or the total of all purchase payments you have made less any partial withdrawals. The death benefit comes standard with your Contract for no additional charge.
When and to whom will the death benefit be paid?
The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.
You name the beneficiary under the TSA, IRA, SEP and Non-Qualified Contracts. The death benefit is paid to your employer under the PEDC Contract and to the Keogh trustee under the Keogh Contracts.
The payee may take a lump sum cash payment or use the death benefit (less any applicable annuity taxes) to purchase an income plan from the options available under your Contract.
INCOME OPTIONS
Can MetLife provide you with an income guaranteed for life or offer a wide choice of other periods?
Yes. You may withdraw your total Account Balance and use that money (less any annuity taxes that must be paid) to purchase an income annuity. For non-qualified Contracts, if the annuitant reaches age 100 and has not chosen an income annuity, we will provide a life annuity with a guaranteed payout of 10 years.

You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis and once elected you may not make withdrawals from the income option.  We may make other options available from time to time. These payments may also be guaranteed for at least five years.
Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (Annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.
If a variable income option is available (available under the VAR contracts only), we do not guarantee that your variable payments will be a specific amount of money.
Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the income payment type elected. If a variable income option is available, the assumed investment return (AIR) will be used. The AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to you.
Other income annuities which provide payments for two lifetimes for a stated amount or a stated number of years are also available. No variable income annuity options are available other than for the VAR contracts. The amount of each payment under an income annuity must be at least $20 ($50 for VAR 1 and 2). You may begin receiving income payments at any date that you choose after the Contract date if you tell us at least 30 days in advance.
All provisions relating to income annuities are subject to the limitations imposed by the Code.
OTHER CONTRACT PROVISIONS
Can we cancel your contract?
Yes, unless you have a VAR 1 Contract. If we do so for a Contract delivered in New York, we will return the full Account Balance for IRA, SEP or Non-Qualified Contracts. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance or your death benefit amount, if greater. Early withdrawal charges (surrender charges) may apply (if they were not being waived).
Contracts (other than VAR 1 contracts) permit us to cancel your contract if we do not receive any purchase payments from you for 48 (24 for VAR 2 and VAR 3 contracts) consecutive months and your Account Balance is less than $800 ($300 for VAR 2 and VAR 3 Contracts). We will only do so to the extent allowed by law. If you have purchased a Non-Qualified Contract and you have not chosen a retirement date by the later of the tenth anniversary of the Contract or your 70th birthday, we may pay the Account Balance to you.

Are there special provisions that apply if you are a participant in a plan subject to ERISA?
Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions and methods of payment of the death benefit under your Contract or Enhanced Contract may be subject to your spouse’s rights as described below. These rights also apply to most defined contribution retirement plans, such as profit sharing, 401(k) and money purchase plans.
Generally, the spouse must give qualified consent whenever you elect to:
a.
choose annuity income payments other than on a qualified joint and survivor basis (“QJSA”) (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
b.
make certain withdrawals under plans for which a qualified consent is required;
c.
name someone other than the spouse as your beneficiary (unless your spouse previously consented to beneficiary designation changes); or
d.
use your accrued benefit as security for a loan.
You must obtain the consent of your new spouse if you remarry after divorce or your previous spouse's death.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must be in writing which acknowledges the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death. Your beneficiary designation of someone other than your spouse must be received and accepted by us prior to the date of your death.
If your benefit is worth $5,000 or less, a spousal qualified consent may not be required.
When are your requests effective?
In general, your requests are effective when we receive them at your Designated Office before the close of the NYSE (typically 4:00 PM Eastern Time) unless otherwise provided by this Prospectus.
Will we confirm your transactions?
Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as systematic payments may be confirmed quarterly.

Can MetLife change the provisions of your Contract?
Yes. We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:
1.
To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.
2.
To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.
3.
To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.
4.
To substitute for the portfolio shares in any investment division, the shares of another class of the Portfolio or the shares of another investment company or any other investment permitted by law.
5.
To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts.
6.
To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of an investment division in which you have an amount allocated, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania, we will ask your approval before any technical changes are made.
What are your voting rights regarding Portfolio shares?
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to the Contracts) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, you have voting interests under the Contracts. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested.
Fractional votes will be counted. The number of shares concerning which you have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
You will be entitled to give instructions regarding the votes attributable to your Contract in your sole discretion. Under the Keogh Contracts, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Contract. Under the Keogh Contract we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Can your voting instructions be disregarded?
Yes. MetLife may disregard voting instructions under the following circumstances: (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any Portfolio which may be initiated by those having voting interests or a Fund’s board of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.
FEDERAL TAX CONSIDERATIONS
Introduction
The following is a brief summary of some tax rules and includes information about different types of tax markets and benefits, not all of which may be available under the Contract, as applicable. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your MetLife annuity contract (“Contract”). Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”).
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract, until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract, is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract, will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract, as an agent for the exclusive benefit of a natural person.
In contrast, a Contract, owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable, in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract, or surrender your Contract, prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1∕2, unless an exception applies.
Exceptions include, but are not limited to, distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the substantially equal periodic payments (“SEEP”) exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract, has been purchased with an Optional Two-Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract, charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract, to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased any Guaranteed Withdrawal Benefit (“GWB”) where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract, (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).

After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, owners of variable annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract, is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract further annuity payments are fully taxable.
If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract, to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract or Deferred Annuity and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract thus requiring payout of any remaining interest in the Contract within five years of a Contract Owner’s death (or the primary annuitant’s death where the Contract Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if a Contract Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of a Contract Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or governmental plans under 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident may be subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract, may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.

For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth account earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract.
If You have purchased any Guaranteed Withdrawal Benefit or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).

Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12-month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE, and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the applicable withholding amount.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Start Date).
If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).
Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract Owner. If your Contract permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1∕2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be fully distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date. In addition, if Your death occurs on or after Your Annuity Start Date, designated Beneficiaries must also take an annual required minimum distribution beginning in the first calendar year after the calendar year of Your death. Separate rules apply to a designated Beneficiary who is an Eligible Designated Beneficiary.
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached your Required Beginning Date.
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable, permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.

NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a) the calendar year in which You reach your Required Beginning Date (as defined by Section 401(a)(9) of the Code), or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach your Required Beginning Date even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach your Required Beginning Date) in order to satisfy the requirement for the applicable tax year.
A Federal tax penalty may apply if the amount distributed to You for the tax year under any tax qualified plan (as defined earlier) is less than Your required minimum distribution amount.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of retirement accounts while You are alive do not apply to Roth accounts. However, in general, the post-death rules with respect to required minimum distributions do apply to beneficiaries of Roth accounts.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions if your Contract permits. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1∕2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account

Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1∕2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Accordingly, if You are considering taking a withdrawal prior to age 59 1∕2, please consult your tax adviser to determine whether an exception applies to Your particular situation.

Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust, all of the participants of which are Puerto Rico residents may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i)(1) of ERISA as such trust will be treated for purposes of the Code Section 501(a) as a trust described in Code Section 401(a). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession; or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account (IRA) for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
OTHER INFORMATION
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Designated Office, but we may delay payment as permitted by law, under certain circumstances. We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-560-5001 to make such changes.
Distribution of the Contracts
The Contracts are no longer sold. MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts.) MLIDC does not retain any fees under the Contracts.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Contracts to new purchasers, but continue to accept purchase payments from existing Contract owners.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts.
MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.00% to 1.60% of each purchase payment and, starting in the second Contract Year, 0 to 0.48% of the Account Balance each year that the Contract is in force for servicing the Contract. With respect to Income Annuities and annuitizations, the gross dealer concession is 0 to 4% of the purchase payment and, starting in the second Contract Year, 0 to 0.40% of the amount available from which income payments are made for each year the Contract is in force, for servicing the Income Annuity.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Contract Modification
We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.
Third Party Requests
Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.
Postponement of Payment (the “Emergency Procedure”)
Payment of any benefit or determination of values may be postponed whenever: (1) the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists so that disposal of the securities held in the Portfolios is not reasonably practicable or it is not reasonably practicable to determine the value of a Portfolio’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of Contract owners.

This Emergency Procedure will supersede any provision of the Contract that specifies a date on which purchase payments and transactions are effective. At any time, payments from the Fixed Interest Account may also be delayed.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000205. You can also request this information at no cost by calling 800-560-5001, by sending an email request to RCG@metlife.com, or through your registered representative. Not all Portfolios are available under all Contracts. You should refer to your Contract and other information provided to you for the portfolios available under your Contract. For the VAR Contracts the only portfolio available is the Brighthouse/Wellington Large Cap Research Portfolio.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	5.84%	1.53%	2.20%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	5.05%	1.76%	1.18%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	18.10%	10.09%	8.07%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	25.74%	15.38%	11.71%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.71%	18.00%	11.26%	9.28%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	25.94%	15.39%	11.75%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-1

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information (“SAI”), which is legally part of this Prospectus.
The SAI includes additional information about the Contracts and the Separate Account. To view and download the SAI, please visit our website https://dfinview.com/metlife/tahd/MET000205 or call 1-800-560-5001. To request a free copy of the SAI or to ask questions, email RCG@metlife.com or write to your Designated Office.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar ID: C000003505